U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2019

urban-gro, Inc.

(Exact name of small business issuer as specified in its charter)

Colorado	000-52898	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1751 Panorama Point

Unit G

Lafayette, CO 80026

(Address of principal executive offices)

(720) 390-3880

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	UGRO	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers;

Effective December 1, 2019, we appointed Richard A. Akright as our Chief Financial Officer, to hold such position until the next annual meeting of our Board of Directors, his resignation, removal or death, whichever occurs first. Mr. Akright was previously our interim CFO since August 6, 2019.

We will pay Mr. Akright an annual salary of $225,000. As part of his compensation package we also intend to grant him shares of our Common Stock under our existing Stock Plan in an amount to be determined in the future that will vest over the next three (3) years, so long as he remains employed with us. He will also participate in our health and auto plan.

The biographical information of Mr. Akright is as follows:

Richard (“Dick”) A. Akright, age 60, was appointed as our Interim Chief Financial Officer in August 2019. On December 1, 2019, we removed the “Interim” nature of his relationship with us. From August 2018 to the present, Mr. Akright has been a director with Akright Group International LLC, Aurora, CO, where he performed financial consulting services for small and mid-sized businesses. From May through July 2018 he was unemployed. From July 2013 through May 2018 he was Chief Financial Officer for LABS, Inc., Centennial, CO, a privately held company. Mr. Akright has more than 20 years of executive leadership and Board Director experience across a variety of industries and ownership structures. He has served as Chief Financial Officer of companies owned by private equity investors and in the top financial position of corporate divisions of publicly traded companies. He received a Bachelor of Business degree in Accounting from Western Illinois State University in 1980 and a Master of Science in Business Administration from Colorado State University in 1989. He devotes substantially all of his business time to our affairs.

Item 7.01.	Regulation FD Disclosure.

Attached is a copy of a press release being issued by us relating to Mr. Akright’s appointment as our Chief Financial Officer, which is attached as Exhibit 99.1 and is hereby incorporated.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit

99.1	Press Release announcing the appointment of Richard Akright as our Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2019	URBAN-GRO, INC. (Registrant) By: /s/ Bradley Nattrass Bradley Nattrass, Chief Executive Officer

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